EXHIBIT 99


                        TERM SHEET DATED MAY 6, 2002




                                                                May 6, 2002




                                                $864,879,000
                                               (Approximate)
                                       GSR Mortgage Loan Trust 2002-4
                                  GS Mortgage Securities Corp., Depositor
                             Mortgage Pass-Through Certificates, Series 2002-4

Overview of the Offered Certificates

-------------- ------------- ----------------- -------- --------- --------- ------------- ------------- --------------
                                                                                            Principal
                                                        Initial   Estimated                  Payment      Moody's/S&P/
               Approximate                     Expected  Pass-      Avg.      Principal     Window to        Fitch
                Principal                      Credit   Through    Life        Payment       Maturity      Expected
Certificates     Balance     Collateral Group  Support  Rate (2)   (yrs(3)   Window (3)     (4) (5)        Ratings
-------------- ------------- ----------------- -------- --------- --------- ------------- ------------- --------------
A1-A           $163,000,000      Group I        2.75%     [   ]%    0.77    06/02-02/04   06/02-02/04    Aaa/AAA/AAA
A1-B           $136,586,000      Group I        2.75%     [   ]%    2.25    02/04-09/04   02/04-08/29    Aaa/AAA/AAA
A2-A           $124,500,000      Group II       2.75%     [   ]%    0.30    06/02-12/02   06/02-12/02    Aaa/AAA/AAA
A2-B           $209,100,000      Group II       2.75%     [   ]%    1.25    12/02-06/04   12/02-06/04    Aaa/AAA/AAA
A2-C           $213,412,000      Group II       2.75%     [   ]%    2.65    06/04-02/05   06/04-04/32    Aaa/AAA/AAA
X1             $299,586,000(1)   Group I         N/A      [   ]%    1.99    06/02-07/07   06/02-08/29    Aaa/AAA/AAA
X2             $547,012,000(1)   Group II        N/A      [   ]%    2.00    06/02-07/07   06/02-04/32    Aaa/AAA/AAA
B1             $  8,705,000    Group I & II     1.75%     [   ]%    3.79    06/02-07/07   06/02-04/32     Aa2/AA/AA
B2             $  6,529,000    Group I & II     1.00%     [   ]%    3.79    06/02-07/07   06/02-04/32      A2/A/A
B3             $  3,047,000    Group I & II     0.65%     [   ]%    3.79    06/02-07/07   06/02-04/32   Baa2/BBB/BBB
   Total       $864,879,000
-------------- ------------- ----------------- -------- --------- --------- ------------- ------------- --------------

(1)   Notional Amount.
(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.
(3) Assuming payment based on a pricing speed of 35% CPR to the Bond Reset Date on the Class A1-A, Class A1-B, Class A2-A, Class A2-B and Class A2-C Certificates and to a 10% Cleanup Call on the Class X1, Class X2 and Subordinate Certificates.
(4)   Assuming payment based on a pricing speed of 35% CPR.
(5)   The Stated Final Maturity for the Certificates is April 2032.

Selected Mortgage Pool Data

-------------------------------------------- -------------- -------------- --------------
                                                Group I       Group II         Total
-------------------------------------------- -------------- -------------- --------------
Scheduled Principal Balance:                  $308,058,322   $562,480,805   $870,539,127
Number of Mortgage Loans:                              724          1,136          1,860
Average Scheduled Principal Balance:              $425,495       $495,142       $468,032
Weighted Average Gross Coupon:                       6.99%          7.32%          7.21%
Weighted Average Net Coupon:                         6.74%          7.05%          6.94%
Weighted Average Stated Remaining Term:                327            333            331
Weighted Average Seasoning:                             32             25             28
Weighted Average Amortized Current LTV Ratio:        70.8%          69.2%          69.8%
Weighted Average Months to Roll:                        28             36             33
Weighted Average Margin:                             2.75%          2.75%          2.75%
Weighted Average Net Margin:                         2.49%          2.49%          2.49%
Weighted Average Initial Rate Cap:                   3.00%          2.99%          2.99%
-------------------------------------------- -------------- -------------- --------------

Features of the Transaction

|X| Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the "Mortgage Loans") originated or purchased by Bank of America, N.A. ("Bank of America") and Wells Fargo Home Mortgage, Inc. ("Wells Fargo").
|X| The Mortgage Loans will be serviced by Bank of America (93.4%) and Wells Fargo (6.6%).
|X| Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A Certificates is 2.75% in the form of subordination.
|X| 0.8% of the Mortgage Loans are 30 to 59 days delinquent. A delinquent Mortgage Loan is any loan with respect to which the obligor has failed to make the full payment of principal and interest within 30 days of its April due date.
|X| The Deal will be modeled on Intex as "GSR0204" and on Bloomberg as "GSR 02-4.
|X| The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.


-----------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Time Table
----------

Expected Settlement:                On or before May 30th, 2002
Cut-off Date:                       May 1st, 2002
Pricing Date:                       On or before May 10th, 2002
First Distribution Date:            June 25th, 2002

Key Terms
---------

Depositor:                          GS Mortgage Securities Corp.
Servicers:                          Bank of America and Wells Fargo
Trustee:                            JPMorgan Chase Bank
Custodian:                          JPMorgan Chase Bank
Servicing Fee:                      25 bps for Mortgage Loans serviced by Bank
                                    of America and 37.5 bps for Mortgage
                                    Loans serviced by Wells Fargo
Trustee Fee:                        0.75 bps
Distribution Date:                  25th day of the month or the following
                                    Business Day
Record Date:                        For any Distribution Date, the last day
                                    of the preceding calendar month, except
                                    for the Class A1-A and Class A2-A
                                    Certificates, for which the Record Date
                                    is the day preceding the Distribution
                                    Date
Delay Days:                         24 day delay on all Certificates except
                                    for the Class A1-A , Class A2-A and
                                    Class A2-B Certificates for which
                                    interest will accrue from the prior
                                    Distribution Date (or, the Closing
                                    Date, in the case of the first interest
                                    accrual period) through the day
                                    preceding such Distribution Date
Prepayment Assumption:              35% CPR
Interest Accrual:                   On a 30/360 basis, the prior calendar
                                    month preceding the month of each
                                    Distribution Date, except for the A1-A
                                    Class, A2-A Class and A2-B Class, which
                                    accrues from the 25th of the month
                                    preceding the Distribution Date (or,
                                    the Closing Date, in the case of the
                                    first interest accrual period) to, but
                                    not including, the 25th of the month of
                                    such Distribution Date
Servicer Advancing:                 Yes as to principal and interest, subject
                                    to recoverability
Compensating Interest:              Yes, to the extent of the aggregate monthly
                                    servicing fee
Optional Call:                      The Certificates will have a 10% optional
                                    termination provision
Rating Agencies:                    Moody's Investors Service, Inc.; Standard &
                                    Poor's Ratings Group; Fitch, Inc.
Minimum Denomination:               Class A Certificates - $25,000
                                    Class B1, Class B2 and Class B3
                                    Certificates - $250,000
                                    Class X1 and Class X2 - $5,000,000
Legal Investment:                   All of the offered Certificates, other
                                    than the Class B2 and Class B3 are
                                    expected to be SMMEA eligible at
                                    settlement
ERISA Eligible:                     Underwriter's exemption is expected to
                                    apply to all Offered Certificates.
                                    However, prospective purchasers should
                                    consult their own counsel
Tax Treatment:                      All Certificates represent REMIC regular
                                    interests

-----------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates

|X| Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1-A, Class A1-B, Class A2-A, Class A2-B and Class A2-C Certificates (collectively, the "Class A Certificates"), and the Class X1 and Class X2 Certificates (collectively, the "Class X Certificates"), (and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A Certificates' credit support percentage. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If within the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds subject to certain loss and delinquency criteria. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

|X| If the Certificate Balance of the Class A Certificates attributable to one Group exceeds the aggregate principal balance of the Mortgage Loans in such Group, then future payments otherwise allocable to the Subordinate Certificates will be crossed over or used to repay the affected Class A Certificates, and the Subordinate Component Balance for such Group will be less than zero.


Priority of Payments

         Beginning in June 2002, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

         (a) unless a Credit Support Depletion Date shall have occurred, the Group I available distribution amount will be distributed:

                 (i) first, pro rata to the Class A1-A, Class A1-B and Class X1 Certificates, Accrued Certificate Interest thereon;

                 (ii) second, sequentially to the Class A1-A and Class A1-B Certificates, as principal, the Group I senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

                 (i) first, pro rata to the Class A2-A, Class A2-B, Class A2-C and Class X2 Certificates, Accrued Certificate Interest thereon;

                 (ii) second, as principal to the Class R1, Class R2 and Class R3 Certificates pro rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero; and

                 (iii) third, sequentially to the Class A2-A, Class A2-B
                       and Class A2-C Certificates, as principal, the Group III senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (c) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan Groups remaining after making the distributions described above in paragraphs (a), (b) and (c) will be distributed in the following order of priority:

                 (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;

                 (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;

-----------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                 (iii) to the Class B2 Certificates, Accrued Certificate
                       Interest thereon;

                 (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

                 (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

                 (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

                 (vii) to the Class B4, Class B5 and Class B6 Certificates,
                       interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

                 (viii) to each class of the certificates in order of
                       seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (d)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

                 (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the Class A1-A and Class A1-B Certificates and Class A2-A, Class A2-B and Class A2-C Certificates will be made to such classes pro rata for their respective Group based on their Certificate balances rather than sequentially as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of all classes of certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.

---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Coupons of the Certificates

 ------------- ---------------------------- --------------------------- ----------------------------
    Class            Bond Reset Date              Initial Coupon          Coupon After Adjustment
                                                  (approximate)                    Date
 ------------- ---------------------------- --------------------------- ----------------------------
    A1-A             September 2004                    [ ]%              Group I Net WAC - [ ] bps
 ------------- ---------------------------- --------------------------- ----------------------------
    A1-B             September 2004                    [ ]%              Group I Net WAC - [ ] bps
 ------------- ---------------------------- --------------------------- ----------------------------
    A2-A              February 2005                    [ ]%             Group II Net WAC - [ ] bps
 ------------- ---------------------------- --------------------------- ----------------------------
    A2-B              February 2005                    [ ]%             Group II Net WAC - [ ] bps
 ------------- ---------------------------- --------------------------- ----------------------------
    A2-C              February 2005                    [ ]%             Group II Net WAC - [ ] bps
 ------------- ---------------------------- --------------------------- ----------------------------
     X1                    N/A               Group I Excess Interest      Group I Excess Interest
 ------------- ---------------------------- --------------------------- ----------------------------
     X2                    N/A               Group II Excess Interest    Group II Excess Interest
 ------------- ---------------------------- --------------------------- ----------------------------

(1) Class B Certificate Rate. The interest rate (the "Class B Certificate Rate") on the Subordinate Certificates will equal, on any Distribution Date, the quotient expressed as a percentage, of:

         (a) the sum of:

              (i) the product of (x) the Group I weighted average rate and (y) the Subordinate Component Balance for Group I immediately preceding that Distribution Date; and

              (ii) the product of (x) the Group II weighted average rate and (y) the Subordinate Component Balance for Group II immediately preceding that Distribution Date;

         (b) divided by the sum of the Subordinate Component Balances for Group I and Group II immediately preceding that Distribution Date.

The initial Class B Certificate Rate will be approximately [ ]% per annum.

The "Subordinate Component Balance" for each Group is the aggregate principal balance of the mortgage loans in that Group minus the Certificate Balance of the Class A Certificates of that Group.

For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

(2) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X1 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A1 Certificates. The initial Class X1 Certificate notional amount will be approximately $299,586,000, and for any distribution date will equal the aggregate certificate balance of the Class A1 Certificates immediately preceding that distribution date. On each distribution date the annual certificate interest rate on the Class X1 Certificates will equal the excess, if any, of (i) the Group I weighted average net rate over (ii) the Pass-Through Rate of the Class A1 Certificates.

(3) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A2 Certificates. The initial Class X2 Certificate notional amount will be approximately $547,012,000, and for any distribution date will equal the aggregate certificate balance of the Class A2 Certificates immediately preceding that distribution date. On each distribution date the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group II weighted average net rate over (ii) the Pass-Through Rate of the Class A2 Certificates.

-------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data


                                    The Mortgage Loans (All Collateral)


Scheduled Principal Balance:                                                       $870,539,127
Number of Mortgage Loans:                                                                 1,860
Scheduled Principal Balance of the Largest Mortgage Loan:                            $1,959,731
Average Scheduled Principal Balance:                                                   $468,032
Weighted Average Gross Coupon:                                                            7.21%
Weighted Average Net Coupon:                                                              6.94%
Weighted Average Stated Remaining Term:                                                     331
Weighted Average Seasoning:                                                                  28
Weighted Average Amortized Current LTV Ratio:                                             69.8%
Weighted Average Months to Roll:                                                             33
Weighted Average Margin:                                                                  2.75%
Weighted Average Initial Rate Cap:                                                        2.99%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.80%
Weighted Average FICO Score:                                                                725


                                        Scheduled Principal Balance


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                       Loans (#)               Amount ($)              Balance (%)
---------------------------                       ---------               ----------              -----------
Below $250,000                                        23               $    3,056,041                 0.4%
$250,001 - $350,000                                  584                  186,159,119                21.4
$350,001 - $500,000                                  734                  303,041,916                34.8
$500,001 - $650,000                                  273                  156,675,212                18.0
$650,001 - $750,000                                   86                   60,665,879                 7.0
$750,001 - $900,000                                   53                   42,935,822                 4.9
Greater than or equal to $900,001                    107                  118,005,138                13.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,860                 $870,539,127               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                                               Gross Coupons


                                   No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                          Loans (#)                Amount ($)              Balance (%)
------------                          ---------                ----------              -----------
Below 6.00%                               108                $  50,690,709                 5.8%
6.00% - 6.49%                             151                   66,151,927                 7.6
6.50% - 6.99%                             307                  143,506,961                16.5
7.00% - 7.49%                             628                  284,417,276                32.7
7.50% - 7.99%                             447                  216,247,013                24.8
8.00% - 8.49%                             210                  103,243,661                11.9
8.50% - 8.99%                               3                    1,440,238                 0.2
9.00% - 9.49%                               6                    4,841,343                 0.6
------------------------------ ------------------------- ----------------------- ------------------------
Total                                   1,860                 $870,539,127               100.0%
============================== ========================= ======================= ========================


---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                   Amortized Current Loan-to-Value Ratios


                                              No. of Mortgage           Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio            Loans (#)                Amount ($)              Balance (%)
-------------------------------------            ---------                ----------              -----------
Unavailable                                           18               $    6,425,713                 0.7%
Below 40.00%                                          75                   34,155,005                 3.9
40.00% -
49.99%                                                93                   45,237,967                 5.2
50.00% -
59.99%                                               176                   88,366,951                10.2
60.00% -
69.99%                                               306                  162,057,092                18.6
70.00% -
79.99%                                             1,044                  478,852,806                55.0
80.00% -
84.99%                                                17                    6,644,774                 0.8
85.00% -
89.99%                                                79                   29,312,111                 3.4
90.00% - 100.00%                                      52                   19,486,708                 2.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,860                 $870,539,127               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                         Primary Mortgage Insurance


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")               Loans (#)                Amount ($)              Balance (%)
----------------------------------               ---------                ----------              -----------
Amortized CLTV > 80%                               1,711                  $814,684,376               93.6%
               -
Amortized CLTV > 80% With PMI                         92                    33,189,203                3.8
Amortized CLTV > 80%, No PMI                          57                    22,665,548                2.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,860                  $870,539,127              100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                                    Stated Remaining Months to Maturity

Stated Remaining                              No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                                 Loans (#)                Amount ($)              Balance (%)
----------------                                 ---------                ----------              -----------
Under 313 Months                                      67                $   27,116,857                3.1%
313 - 324 Months                                     174                    86,063,377                9.9
325 - 336 Months                                   1,190                   547,874,631               62.9
337 - 348 Months                                     291                   144,480,769               16.6
349 - 360 Months                                     138                    65,003,494                7.5
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,860                  $870,539,127              100.0%
========================================= ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.


                                           Indices



                              No. of Mortgage        Total Dollar        Scheduled Principal
Index                            Loans (#)             Amount ($)            Balance (%)
-----                         ---------------        ------------        -------------------

1 Year CMT                         1,856             $868,710,995               99.8%
1 Year LIBOR                           4                1,828,132                0.2
--------------------------------------------------------------------------------------------
Total                              1,860             $870,539,127              100.0%
============================================================================================

Column totals may not add to 100.0% due to rounding.

---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Months to Roll


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                   Loans (#)                Amount ($)              Balance (%)
--------------                                   ---------                ----------              -----------

25 - 30 Months                                       724                 $308,058,322                35.4%
31 - 36 Months                                       677                  334,078,106                38.4
37 - 42 Months                                       389                  193,257,704                22.2
43+ Months                                            70                   35,144,995                 4.0
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,860                 $870,539,127               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                                                   Margin


                                   No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                Loans (#)                Amount ($)              Balance (%)
------                                ---------                ----------              -----------
2.0000%                                     1              $       559,728                 0.1%
2.2500%                                     3                    1,267,392                 0.1
2.5000%                                    30                   13,705,282                 1.6
2.7500%                                 1,798                  844,404,671                97.0
2.8750%                                    27                   10,227,372                 1.2
3.0000%                                     1                      374,683                 0.0
------------------------------ ------------------------- ----------------------- ------------------------
Total                                   1,860                 $870,539,127               100.0%
============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                              Initial Rate Cap


                                     No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                        Loans (#)                Amount ($)              Balance (%)
----------------                        ---------                ----------              -----------
2.0000%                                     147                $  66,715,598                 7.7%
2.3750%                                       1                      312,991                 0.0
2.6250%                                       1                      754,018                 0.1
2.8750%                                       1                      300,829                 0.0
3.0000%                                   1,648                  772,004,272                88.7
5.0000%                                      61                   30,133,725                 3.5
6.0000%                                       1                      317,693                 0.0
-------------------------------- ------------------------- ----------------------- ------------------------
Total                                     1,860                 $870,539,127               100.0%
================================ ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               FICO Scores


                                No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                         Loans (#)                Amount ($)              Balance (%)
----------                         ---------                ----------              -----------
Unavailable                             19                 $    9,428,183               1.1%
Below 640                              152                     67,294,362               7.7
640 - 659                               89                     40,249,997               4.6
660 - 679                              132                     63,245,932               7.3
680 - 699                              184                     89,899,965              10.3
700 - 719                              199                     92,907,726              10.7
720 - 739                              225                    108,814,728              12.5
740 - 759                              278                    132,871,899              15.3
760+                                   582                    265,826,335              30.5
--------------------------- ------------------------- ----------------------- ------------------------
Total                                1,860                   $870,539,127             100.0%
=========================== ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                                               Property State


                                 No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property State                            (#)                   Amount ($)              Balance (%)
--------------                            ---                   ----------              -----------
California                                 925                 $453,375,267                52.1%
Florida                                    108                   50,679,787                 5.8
Texas                                       93                   42,636,662                 4.9
All Other States(1)                        734                  323,847,412                37.2
------------------------------- ------------------------- ----------------------- ------------------------
Total                                    1,860                 $870,539,127               100.0%
=============================== ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.

                                               Property Type


                                 No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property Type                             (#)                   Amount ($)              Balance (%)
-------------                             ---                   ----------              -----------
2 - 4  Family                               24                $  16,968,017                 1.9%
Co-op                                        1                      309,520                 0.0
Condominium                                115                   49,971,503                 5.7
PUD                                        558                  249,661,401                28.7
Single Family                            1,152                  550,045,846                63.2
Townhouse                                   10                    3,582,842                 0.4
------------------------------- ------------------------- ----------------------- ------------------------
Total                                    1,860                 $870,539,127               100.0%
=============================== ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                                                Loan Purpose


                                      No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                             Loans (#)                Amount ($)              Balance (%)
------------                             ---------                ----------              -----------
Cash Out Refi                                185                $  85,733,423                 9.8%
Purchase                                   1,365                  636,511,255                73.1
Rate Term Refi                               310                  148,294,449                17.0
--------------------------------- ------------------------- ----------------------- ------------------------
Total                                      1,860                 $870,539,127               100.0%
================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Occupancy


                                 No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                           Loans (#)                Amount ($)              Balance (%)
---------                           ---------                ----------              -----------
Investor                                 15               $    7,574,820                 0.9%
Primary                               1,747                  815,559,147                93.7
Second Home                              98                   47,405,160                 5.4
---------------------------- ------------------------- ----------------------- ------------------------
Total                                 1,860                 $870,539,127               100.0%
============================ ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                                    Age


                                  No. of Mortgage           Total Dollar          Scheduled Principal
Age                                  Loans (#)                Amount ($)              Balance (%)
---                                  ---------                ----------              -----------
0 - 6 Months                             129                $  60,332,824                 6.9%
7 - 12 Months                             12                    6,161,832                 0.7
13 - 18 Months                            24                   13,428,686                 1.5
19 - 24 Months                           354                  177,790,102                20.4
25 - 30 Months                           542                  261,163,204                30.0
31 - 36 Months                           572                  244,616,160                28.1
37 - 42 Months                            99                   50,856,870                 5.8
43+ Months                               128                   56,189,449                 6.5
----------------------------- ------------------------- ----------------------- ------------------------
Total                                  1,860                 $870,539,127               100.0%
============================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                              Document Status


                                   No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                       Loans (#)                Amount ($)              Balance (%)
---------------                       ---------                ----------              -----------
Alternative                               395                 $173,492,233                19.9%
Standard                                  950                  457,619,952                52.6
Stated Income                               2                      800,673                 0.1
Streamline                                108                   51,962,440                 5.9
Unavailable                               405                  186,933,830                21.5
------------------------------ ------------------------- ----------------------- ------------------------
Total                                   1,860                 $870,539,127               100.0%
============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.


---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                             Property Zip Codes

                                    No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                     Loans (#)                Amount ($)              Balance (%)
------------------                     ---------                ----------              -----------
90210                                        9                $   7,770,581                 0.9%
90266                                       14                    8,966,879                 1.0
94010                                       10                    8,306,317                 1.0
94022                                        9                    6,243,224                 0.7
94062                                        9                    4,951,151                 0.6
94070                                        9                    4,272,205                 0.5
94506                                       10                    5,755,278                 0.7
95014                                       13                    6,862,064                 0.8
95030                                        7                    5,952,764                 0.7
95070                                       11                    7,240,320                 0.8
All Other                                1,759                  804,218,345                92.4
------------------------------- ------------------------- ----------------------- ------------------------
Total                                    1,860                 $870,539,127               100.0%
=============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                             Delinquency Status


                                    No. of Mortgage           Total Dollar          Scheduled Principal
Delinquency Status                     Loans (#)                Amount ($)              Balance (%)
------------------                     ---------                ----------              -----------
Current                                  1,844                 $863,620,377                99.2%
30                                          16                    6,918,751                 0.8
------------------------------- ------------------------- ----------------------- ------------------------
Total                                    1,860                 $870,539,127               100.0%
=============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.


---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                        The Mortgage Loans (Group I)

Scheduled Principal Balance:                                                       $308,058,322
Number of Mortgage Loans:                                                                   724
Scheduled Principal Balance of the Largest Mortgage Loan:                            $1,787,754
Average Scheduled Principal Balance:                                                   $425,495
Weighted Average Gross Coupon:                                                            6.99%
Weighted Average Net Coupon:                                                              6.74%
Weighted Average Stated Remaining Term:                                                     327
Weighted Average Seasoning:                                                                  32
Weighted Average Amortized Current LTV Ratio:                                             70.8%
Weighted Average Months to Roll:                                                             28
Weighted Average Margin:                                                                  2.75%
Weighted Average Initial Rate Cap:                                                        3.00%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.97%
Weighted Average FICO Score:                                                                727


                                        Scheduled Principal Balance


                                       No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                Loans (#)               Amount ($)              Balance (%)
---------------------------                ---------               ----------              -----------
Below $250,000                                 11              $     1,413,366                 0.5%
$250,001 - $350,000                           288                   91,847,158                29.8
$350,001 - $500,000                           274                  112,515,960                36.5
$500,001 - $650,000                           100                   57,702,947                18.7
$650,001 - $750,000                            24                   16,844,682                 5.5
$750,001 - $900,000                             6                    4,874,703                 1.6
$900,001+                                      21                   22,859,506                 7.4
---------------------------------- ------------------------- ----------------------- ------------------------
Total                                         724                 $308,058,322               100.0%
================================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.


                                               Gross Coupons


                                    No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                           Loans (#)                Amount ($)              Balance (%)
------------                           ---------                ----------              -----------
Below 6.00%                                  9               $    3,933,519                 1.3%
6.00% - 6.49%                               87                   36,938,797                12.0
6.50% - 6.99%                              152                   67,090,631                21.8
7.00% - 7.49%                              382                  161,662,364                52.5
7.50% - 7.99%                               90                   37,014,719                12.0
8.00% - 8.49%                                3                    1,098,017                 0.4
8.50% - 8.99%                                1                      320,276                 0.1
------------------------------- ------------------------- ----------------------- ------------------------
Total                                      724                 $308,058,322               100.0%
=============================== ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                   Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage         Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)              Amount ($)              Balance (%)
-------------------------------------              ---------              ----------              -----------
Unavailable                                            12                $   4,203,623                1.4%
Below 40.00%                                           25                    8,960,342                2.9
40.00% - 49.99%                                        30                   11,823,791                3.8
50.00% - 59.99%                                        67                   30,190,422                9.8
60.00% - 69.99%                                       100                   49,900,499               16.2
70.00% - 79.99%                                       432                  181,738,222               59.0
80.00% - 84.99%                                         9                    3,464,782                1.1
85.00% - 89.99%                                        35                   12,845,639                4.2
90.00% - 100.00%                                       14                    4,931,003                1.6
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                                 724                 $308,058,322              100.0%
============================================= ===================== ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                         Primary Mortgage Insurance


                                                No. of Mortgage         Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)              Amount ($)              Balance (%)
----------------------------------                 ---------              ----------              -----------
Amortized CLTV > 80%                                  665                 $286,405,740               93.0%
Amortized CLTV > 80%, With                             36                   12,674,157                4.1
Amortized CLTV > 80% No PMI                            23                    8,978,425                2.9
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                                 724                 $308,058,322              100.0%
============================================= ===================== ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                    Stated Remaining Months to Maturity


Stated Remaining                     No. of Mortgage         Total Dollar          Scheduled Principal
Term (Scheduled)                        Loans (#)              Amount ($)              Balance (%)
----------------                        ---------              ----------              -----------
Under 313 Months                            13               $    4,323,973                1.4%
325 - 336 Months                           700                  298,854,928               97.0
337 - 348 Months                            11                    4,879,421                1.6
---------------------------------- --------------------- ----------------------- ------------------------
Total                                      724                 $308,058,322              100.0%
=================================  ===================== ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                  Indices




                              No. of Mortgage         Total Dollar       Scheduled Principal
 Index                           Loans (#)              Amount ($)           Balance (%)
 -----                        ---------------         ------------       -------------------
1 Year CMT                             701            $298,169,650               96.8%
1 Year LIBOR                            23               9,888,672                3.2
----------------------------------------------------------------------------------------------
Total                                  724            $308,058,322              100.0%
==============================================================================================


Column totals may not add to 100.0% due to rounding.


---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Months to Roll


                                   No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                        Loans (#)                Amount ($)              Balance (%)
--------------                        ---------                ----------              -----------
25 - 30 Months                            724                 $308,058,322               100.0%
------------------------------ ------------------------- ----------------------- ------------------------
Total                                     724                 $308,058,322               100.0%
============================== ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                                                   Margin


                                  No. of Mortgage           Total Dollar          Scheduled Principal
Margin                               Loans (#)                Amount ($)              Balance (%)
------                               ---------                ----------              -----------
2.2500%                                   20               $    7,898,114                 2.6%
2.7500%                                  687                  294,225,846                95.5
2.8750%                                   16                    5,559,679                 1.8
3.0000%                                    1                      374,683                 0.1
----------------------------- ------------------------- ----------------------- ------------------------
Total                                    724                 $308,058,322               100.0%
============================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                                              Initial Rate Cap


                                   No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                      Loans (#)                Amount ($)              Balance (%)
----------------                      ---------                ----------              -----------
2.0000%                                    14               $    5,690,729                 1.8%
3.0000%                                   702                  299,609,978                97.3
5.0000%                                     7                    2,439,922                 0.8
6.0000%                                     1                      317,693                 0.1
------------------------------ ------------------------- ----------------------- ------------------------
Total                                     724                 $308,058,322               100.0%
============================== ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

                                                FICO Scores

                               No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                        Loans (#)                Amount ($)              Balance (%)
----------                        ---------                ----------              -----------
Unavailable                             8               $    4,530,836                 1.5%
Below 640                              40                   16,867,590                 5.5
640 - 659                              35                   15,460,278                 5.0
660 - 679                              52                   21,720,393                 7.1
680 - 699                              78                   35,051,087                11.4
700 - 719                              78                   33,534,115                10.9
720 - 739                              75                   33,909,097                11.0
740 - 759                             120                   50,117,025                16.3
760+                                  238                   96,867,901                31.4
-------------------------- ------------------------- ----------------------- ------------------------
Total                                 724                 $308,058,322               100.0%
========================== ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Property State


                                  No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property State                             (#)                   Amount ($)              Balance (%)
--------------                             ---                   ----------              -----------
California                                  299                 $128,904,553                41.8%
Florida                                      45                   19,550,780                 6.3
Texas                                        35                   14,254,134                 4.6
All Other States(1)                         345                  145,348,855                47.1
-------------------------------- ------------------------- ----------------------- ------------------------
Total                                       724                 $308,058,322               100.0%
================================ ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.

                                               Property Type


                                 No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property Type                             (#)                   Amount ($)              Balance (%)
-------------                             ---                   ----------              -----------
2 - 4 Family                                 5               $    3,451,516                 1.1%
Condominium                                 34                   12,926,456                 4.2
PUD                                        263                  108,317,164                35.2
Single Family                              417                  181,646,360                59.0
Townhouse                                    5                    1,716,826                 0.6
------------------------------- ------------------------- ----------------------- ------------------------
Total                                      724                 $308,058,322               100.0%
=============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.


                                                Loan Purpose


                                     No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                            Loans (#)                Amount ($)              Balance (%)
------------                            ---------                ----------              -----------
Cash Out Refi                                50                $  21,732,090                 7.1%
Purchase                                    583                  241,522,287                78.4
Rate Term Refi                               91                   44,803,945                14.5
-------------------------------- ------------------------- ----------------------- ------------------------
Total                                       724                 $308,058,322               100.0%
================================ ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.


                                                 Occupancy


                                   No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                             Loans (#)                Amount ($)              Balance (%)
---------                             ---------                ----------              -----------
Investor                                    3              $       959,377                 0.3%
Primary                                   684                  290,913,067                94.4
Second Home                                37                   16,185,879                 5.3
------------------------------ ------------------------- ----------------------- ------------------------
Total                                     724                 $308,058,322               100.0%
============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.


---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Age


                                  No. of Mortgage           Total Dollar          Scheduled Principal
Age                                  Loans (#)                Amount ($)              Balance (%)
---                                  ---------                ----------              -----------
13 - 18 Months                             2              $       784,571                 0.3%
19 - 24 Months                             9                    4,094,851                 1.3
25 - 30 Months                           138                   58,187,343                18.9
31 - 36 Months                           565                  241,629,707                78.4
43+ Months                                10                    3,361,851                 1.1
----------------------------- ------------------------- ----------------------- ------------------------
Total                                    724                 $308,058,322               100.0%
============================= ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                              Document Status


                                   No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                       Loans (#)                Amount ($)              Balance (%)
---------------                       ---------                ----------              -----------
Alternative                               161               $   65,250,366                21.2%
Standard                                  390                  166,798,520                54.1
Streamline                                 71                   35,163,516                11.4
Unavailable                               102                   40,845,920                13.3
------------------------------ ------------------------- ----------------------- ------------------------
Total                                     724                 $308,058,322               100.0%
============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                             Property Zip Codes


                                   No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                    Loans (#)                Amount ($)              Balance (%)
------------------                    ---------                ----------              -----------
90210                                       1              $     1,787,754                 0.6%
90266                                       5                    3,027,361                 1.0
94010                                       4                    1,615,866                 0.5
94022                                       5                    3,181,373                 1.0
94062                                       2                    1,231,496                 0.4
94070                                       5                    1,963,107                 0.6
94506                                       2                      783,985                 0.3
95014                                       3                    1,194,444                 0.4
95030                                       1                      942,638                 0.3
95070                                       3                    1,823,654                 0.6
All Other                                 693                  290,506,645                94.3
------------------------------ ------------------------- ----------------------- ------------------------
Total                                     724                 $308,058,322               100.0%
============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                             Delinquency Status


                                     No. of Mortgage           Total Dollar          Scheduled Principal
Delinquency Status                      Loans (#)                Amount ($)              Balance (%)
------------------                      ---------                ----------              -----------
Current                                     719                 $305,579,661                99.2%
30                                            5                    2,478,661                 0.8
-------------------------------- ------------------------- ----------------------- ------------------------
Total                                       724                 $308,058,322               100.0%
================================ ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.

---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                       The Mortgage Loans (Group II)

Scheduled Principal Balance:                                                       $562,480,805
Number of Mortgage Loans:                                                                 1,136
Scheduled Principal Balance of the Largest Mortgage Loan:                            $1,959,731
Average Scheduled Principal Balance:                                                   $495,142
Weighted Average Gross Coupon:                                                            7.32%
Weighted Average Net Coupon:                                                              7.05%
Weighted Average Stated Remaining Term:                                                     333
Weighted Average Seasoning:                                                                  25
Weighted Average Amortized Current LTV Ratio:                                             69.2%
Weighted Average Months to Roll:                                                             36
Weighted Average Margin:                                                                  2.75%
Weighted Average Initial Rate Cap:                                                        2.99%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.70%
Weighted Average FICO Score:                                                                723


                                        Scheduled Principal Balance


                                      No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance               Loans (#)               Amount ($)              Balance (%)
---------------------------               ---------               ----------              -----------
Below $250,000                                12               $    1,642,675                 0.3%
$250,001 - $350,000                          296                   94,311,961                16.8
$350,001 - $500,000                          460                  190,525,955                33.9
$500,001 - $650,000                          173                   98,972,265                17.6
$650,001 - $750,000                           62                   43,821,196                 7.8
$750,001 - $900,000                           47                   38,061,119                 6.8
$900,001+                                     86                   95,145,633                16.9
--------------------------------- ------------------------- ----------------------- ------------------------
Total                                      1,136                 $562,480,805               100.0%
================================= ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.


                                               Gross Coupons


                                   No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                          Loans (#)                Amount ($)              Balance (%)
------------                          ---------                ----------              -----------
Below 6.00%                                99                $  46,757,190                 8.3%
6.00% - 6.49%                              64                   29,213,130                 5.2
6.50% - 6.99%                             155                   76,416,330                13.6
7.00% - 7.49%                             246                  122,754,912                21.8
7.50% - 7.99%                             357                  179,232,294                31.9
8.00% - 8.49%                             207                  102,145,644                18.2
8.50% - 8.99%                               2                    1,119,962                 0.2
9.00% - 9.49%                               6                    4,841,343                 0.9
------------------------------ ------------------------- ----------------------- ------------------------
Total                                   1,136                 $562,480,805               100.0%
============================== ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                   Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage         Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)              Amount ($)              Balance (%)
-------------------------------------              ---------              ----------              -----------
Unavailable                                               6             $    2,222,091                0.4%
Below 40.00%                                             50                 25,194,664                4.5
40.00% - 49.99%                                          63                 33,414,176                5.9
50.00% - 59.99%                                         109                 58,176,529               10.3
60.00% - 69.99%                                         206                112,156,593               19.9
70.00% - 79.99%                                         612                297,114,584               52.8
80.00% - 84.99%                                           8                  3,179,992                0.6
85.00% - 89.99%                                          44                 16,466,473                2.9
90.00% - 100.00%                                         38                 14,555,705                2.6
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                                 1,136               $562,480,805              100.0%
============================================= ===================== ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                         Primary Mortgage Insurance


                                                No. of Mortgage         Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)              Amount ($)              Balance (%)
----------------------------------                 ---------              ----------              -----------
Amortized CLTV > 80%                                  1,046               $528,278,636               93.9%
Amortized CLTV > 80%, With PMI                           56                 20,515,046                3.6
Amortized CLTV > 80% No PMI                              34                 13,687,123                2.4
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                                 1,136               $562,480,805              100.0%
============================================= ===================== ======================= ========================


Column totals may not add to 100.0% due to rounding.


                                    Stated Remaining Months to Maturity


Stated Remaining                     No. of Mortgage         Total Dollar          Scheduled Principal
Term (Scheduled)                        Loans (#)              Amount ($)              Balance (%)
----------------                        ---------              ----------              -----------
Under 313 Months                              54              $  22,792,883                4.1%
313 - 324 Months                             174                 86,063,377               15.3
325 - 336 Months                             490                249,019,703               44.3
337 - 348 Months                             280                139,601,348               24.8
349 - 360 Months                             138                 65,003,494               11.6
---------------------------------- --------------------- ----------------------- ------------------------
Total                                      1,136               $562,480,805              100.0%
================================== ===================== ======================= ========================


Column totals may not add to 100.0% due to rounding.


                                       Indices


                              No. of Mortgage          Total Dollar         Scheduled Principal
Index                            Loans (#)               Amount ($)             Balance (%)
-----                            ---------               ----------             -----------
1 Year CMT                         1,132                $560,680,866                99.7%
1 Year LIBOR                           4                   1,799,939                 0.3
------------------------------------------------------------------------------------------------
Total                              1,136                $562,480,805               100.0%
================================================================================================


Column totals may not add to 100.0% due to rounding.


---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Months to Roll


                                    No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                         Loans (#)                Amount ($)              Balance (%)
--------------                         ---------                ----------              -----------
31 - 36 Months                             677                 $334,078,106                59.4%
37 - 42 Months                             389                  193,257,704                34.4
43+ Months                                  70                   35,144,996                 6.2
------------------------------- ------------------------- ----------------------- ------------------------
Total                                    1,136                 $562,480,805               100.0%
=============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                                   Margin


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                           Loans (#)                Amount ($)              Balance (%)
------                                           ---------                ----------              -----------
2.0000%                                                1              $       559,728                 0.1%
2.2500%                                                3                    1,267,392                 0.2
2.5000%                                               10                    5,807,168                 1.0
2.7500%                                            1,111                  550,178,824                97.8
2.8750%                                               11                    4,667,693                 0.8
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,136                 $562,480,805               100.0%
========================================= ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                              Initial Rate Cap


                                      No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                         Loans (#)                Amount ($)              Balance (%)
----------------                         ---------                ----------              -----------
2.0000%                                      133               $   61,024,869                10.8%
2.3750%                                        1                      312,991                 0.1
2.6250%                                        1                      754,018                 0.1
2.8750%                                        1                      300,829                 0.1
3.0000%                                      946                  472,394,295                84.0
5.0000%                                       54                   27,693,803                 4.9
--------------------------------- ------------------------- ----------------------- ------------------------
Total                                      1,136                 $562,480,805               100.0%
================================= ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.


---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                FICO Scores

                                   No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                            Loans (#)                Amount ($)              Balance (%)
----------                            ---------                ----------              -----------
Unavailable                                11                 $    4,897,347               0.9%
Below 640                                 112                     50,426,771               9.0
640 - 659                                  54                     24,789,719               4.4
660 - 679                                  80                     41,525,539               7.4
680 - 699                                 106                     54,848,878               9.8
700 - 719                                 121                     59,373,611              10.6
720 - 739                                 150                     74,905,631              13.3
740 - 759                                 158                     82,754,874              14.7
760+                                      344                    168,958,435              30.0
------------------------------ ------------------------- ----------------------- ------------------------
Total                                   1,136                   $562,480,805             100.0%
============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                               Property State


                                  No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property State                             (#)                   Amount ($)              Balance (%)
--------------                             ---                   ----------              -----------
California                                  626                 $324,740,714                57.7%
Florida                                      63                   31,129,007                 5.5
Texas                                        58                   28,382,528                 5.0
All Other States(1)                         389                  178,498,556                31.8
-------------------------------- ------------------------- ----------------------- ------------------------
Total                                     1,136                 $562,480,805               100.0%
================================ ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.

                                               Property Type


                                 No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property Type                             (#)                   Amount ($)              Balance (%)
-------------                             ---                   ----------              -----------
2 - 4 Family                                19                $  13,516,501                 2.4%
Co-op                                        1                      309,520                 0.1
Condominium                                 81                   37,045,046                 6.6
PUD                                        295                  141,344,237                25.1
Single Family                              735                  368,399,485                65.5
Townhouse                                    5                    1,866,016                 0.3
------------------------------- ------------------------- ----------------------- ------------------------
Total                                    1,136                 $562,480,805               100.0%
=============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                                Loan Purpose


                                    No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                           Loans (#)                Amount ($)              Balance (%)
------------                           ---------                ----------              -----------
Cash Out Refi                              135                $  64,001,333                11.4%
Purchase                                   782                  394,988,968                70.2
Rate Term Refi                             219                  103,490,504                18.4
------------------------------- ------------------------- ----------------------- ------------------------
Total                                    1,136                 $562,480,805               100.0%
=============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.


---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Occupancy


                                   No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                             Loans (#)                Amount ($)              Balance (%)
---------                             ---------                ----------              -----------
Investor                                   12               $    6,615,444                 1.2%
Primary                                 1,063                  524,646,080                93.3
Second Home                                61                   31,219,281                 5.6
------------------------------ ------------------------- ----------------------- ------------------------
Total                                   1,136                 $562,480,805               100.0%
============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                                    Age

                                   No. of Mortgage           Total Dollar          Scheduled Principal
Age                                   Loans (#)                Amount ($)              Balance (%)
---                                   ---------                ----------              -----------
0 - 6 Months                              129                $  60,332,824                10.7%
7 - 12 Months                              12                    6,161,832                 1.1
13 - 18 Months                             22                   12,644,115                 2.2
19 - 24 Months                            345                  173,695,252                30.9
25 - 30 Months                            404                  202,975,861                36.1
31 - 36 Months                              7                    2,986,453                 0.5
37 - 42 Months                             99                   50,856,870                 9.0
43+ Months                                118                   52,827,598                 9.4
------------------------------ ------------------------- ----------------------- ------------------------
Total                                   1,136                 $562,480,805               100.0%
============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                              Document Status


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                  Loans (#)                Amount ($)              Balance (%)
---------------                                  ---------                ----------              -----------
Alternative                                          234                 $108,241,865                19.3%
Standard                                             560                  290,821,432                51.7
Stated Income                                          2                      800,673                 0.1
Streamline                                            37                   16,528,925                 2.9
Unavailable                                          303                  146,087,910                26.0
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,136                 $562,480,805               100.0%
========================================= ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.


---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                             Property Zip Codes


                                No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                 Loans (#)                Amount ($)              Balance (%)
------------------                 ---------                ----------              -----------
90210                                    8                $   5,982,827                 1.1%
90266                                    9                    5,939,517                 1.1
94010                                    6                    6,690,452                 1.2
94022                                    4                    3,061,852                 0.5
94062                                    7                    3,719,655                 0.7
94070                                    4                    2,309,098                 0.4
94506                                    8                    4,971,293                 0.9
95014                                   10                    5,667,620                 1.0
95030                                    6                    5,010,125                 0.9
95070                                    8                    5,416,667                 1.0
All Other                            1,066                  513,711,700                91.3
--------------------------- ------------------------- ----------------------- ------------------------
Total                                1,136                 $562,480,805               100.0%
=========================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.

                                             Delinquency Status


                                   No. of Mortgage           Total Dollar          Scheduled Principal
Delinquency Status                    Loans (#)                Amount ($)              Balance (%)
------------------                    ---------                ----------              -----------
Current                                 1,125                 $558,040,716                99.2%
30                                         11                    4,440,089                 8.8
------------------------------ ------------------------- ----------------------- ------------------------
Total                                   1,136                 $562,480,805               100.0%
============================== ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.


---------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.